SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2002

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Energy East Corporation
(Exact name of registrant as specified in its charter)
New York (State or other jurisdiction of incorporation)	1-14766 (Commission File Number)	14-1798693 (IRS Employer Identification No.)
P.O. Box 12904 Albany, NY 12212-2904 (Address of principal executive offices)		(518) 434-3049 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.
  Exhibits

99-1	Statement under oath of principal executive officer of Energy East Corporation pursuant to SEC Order 4-460.
99-2	Statement under oath of principal financial officer of Energy East Corporation pursuant to SEC Order 4-460.

Item 9.  Regulation FD Disclosure.

On August 7, 2002, the principal executive officer and the principal financial officer of Energy East Corporation each filed an unqualified statement under oath pursuant to SEC Order 4-460 regarding facts and circumstances relating to Energy East Corporation's Exchange Act filings. Copies of the statements are attached as exhibits in Item 7.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY EAST CORPORATION (Registrant)
Date: August 8, 2002	By /s/ Robert D. Kump Robert D. Kump Vice President, Treasurer and Secretary